Exhibit 99.1

Citius Pharmaceuticals Announces Nomination of Pharmaceutical Executive Robert J. Smith to its Board of Directors

Independent Director nominee expected to be elected at Annual Shareholders’ Meeting in March 2024

CRANFORD, N.J., January 23, 2024 -- Citius Pharmaceuticals, Inc. (“Citius” or the “Company”) (Nasdaq: CTXR), a late-stage biopharmaceutical company dedicated to the development and commercialization of first-in-class critical care products today announced the nomination of seasoned pharmaceutical executive Robert J. Smith to its Board of Directors. The nomination of Mr. Smith is subject to shareholder approval at the Citius Annual Shareholders’ Meeting to be held on March 12, 2024. Upon approval, the Citius Board of Directors will consist of seven members.

“Throughout his distinguished career spanning more than three decades as a key executive at leading pharmaceutical companies including Pfizer and Wyeth, Bob has been instrumental in driving business growth and enhancing shareholder value. He has shaped and executed numerous successful business strategies with his deep understanding of business development, mergers and acquisitions, corporate and commercial strategy, and research and development. We are privileged to have an executive of Bob’s caliber join our Board of Directors. We are confident that Bob’s insights will complement the expertise of our current Board and provide an important perspective as we advance our pipeline, build our commercial capabilities, and position Citius for growth,” stated Leonard Mazur, Chairman and CEO of Citius.

“This is a pivotal time for Citius as it prepares to transition from a clinical-stage company to a commercial organization. I am excited to work with talented executives guided by improving patient care and mindful of shareholder interests. As the Company makes progress in its late-stage development programs, I look forward to partnering with fellow members of the Board of Directors alongside Citius management to evaluate the multiple value-creating opportunities ahead,” stated Mr. Smith.

Mr. Smith is an accomplished biopharmaceutical executive who has driven commercial, financial, and operational success at leading pharmaceutical companies for more than 35 years. As Senior Vice President, Global Gene Therapy Business for the past eight years, Mr. Smith led Pfizer’s global gene therapy business and he was also responsible for managing and leading Pfizer’s gene therapy and rare disease early commercial development activities in partnership with the rare disease research unit. During his tenure at Pfizer, Mr. Smith also led Pfizer’s business development and strategic transactions teams for its worldwide research and development organization and the business development and strategy teams for Pfizer’s global animal health, Capsugel, consumer healthcare and nutrition business units, as well as the alliance management function supporting all of Pfizer’s global biopharmaceutical business units and the worldwide research and development organization.

Mr. Smith joined Pfizer from Wyeth Pharmaceuticals in 2009, following Pfizer’s acquisition of Wyeth, where he was responsible for leading and managing Wyeth’s global mergers and acquisitions group. In his previous role at Wyeth as Senior Vice President of Global Licensing, he completed a wide variety of transactions in support of Wyeth’s commercial and research and development divisions.

Mr. Smith serves or has served as a member of the Board of Directors of AM Pharma B.V. (observer), Bamboo Therapeutics Inc., Ignite Immunotherapeutics Inc., Iterum Therapeutics Limited (observer), Life Sciences PA – the Pennsylvania Biotechnology Association, Bio NJ – the New Jersey State Biotechnology Association, the Duke Margolis Value Based Agreements Advisory Board, the Alliance for Regenerative Medicine (ARM) and the Foundation for Cell and Gene Medicine (FCGM). He is a member of the Executive Committees of the ARM and FCGM Board of Directors and serves as the Chairman of the ARM Board’s Governance and Operations Committee. Mr. Smith is also a member of the Business Advisory Board of Ocugen, Inc., the Investment Advisory Committee for Venture Investors LLC, Madison, Wisconsin, and the Cell and Gene Therapy Scientific Advisory Board of the Focused Ultrasound Foundation based in Charlottesville, Virginia.

Mr. Smith obtained a B.S. in Neuroscience from the University of Rochester and an M.B.A. in Finance and Corporate Accounting from the William E. Simon Graduate School of Business Administration at the University of Rochester, Rochester, New York.

About Citius Pharmaceuticals, Inc.

Citius Pharma is a late-stage biopharmaceutical company dedicated to the development and commercialization of first-in-class critical care products. The Company’s diversified pipeline includes two late-stage product candidates. At the end of 2023, Citius completed enrollment in a Phase 3 Pivotal superiority trial of Mino-Lok®, an antibiotic lock solution to salvage catheters in patients with catheter-related bloodstream infections. Citius is preparing to resubmit the Biologics License Application for LYMPHIR™, a novel IL-2R immunotherapy for an initial indication in cutaneous T-cell lymphoma, in early 2024, and announced plans to form Citius Oncology, a standalone publicly traded company with LYMPHIR as its primary asset. LYMPHIR received orphan drug designation by the FDA for the treatment of CTCL and PTCL. In addition, Citius completed enrollment in its Phase 2b trial of CITI-002 (Halo-Lido), a topical formulation for the relief of hemorrhoids. For more information, please visit www.citiuspharma.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are made based on our expectations and beliefs concerning future events impacting Citius. You can identify these statements by the fact that they use words such as “will,” “anticipate,” “estimate,” “expect,” “plan,” “should,” and “may” and other words and terms of similar meaning or use of future dates. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated are: our ability to attract, integrate, and retain key personnel and Board members; the cost and timing of the resubmission of the BLA for LYMPHIR; the FDA may not approve LYMPHIR; risks relating to the results of research and development activities, including those from the Mino-Lok Phase 3 trial and other existing and new pipeline assets; our need for substantial additional funds; our ability to commercialize our products if approved by the FDA; our dependence on third-party suppliers; our ability to procure cGMP commercial-scale supply; the estimated markets for our product candidates and the acceptance thereof by any market; the ability of our product candidates to impact the quality of life of our target patient populations; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; uncertainties relating to preclinical and clinical testing; the early stage of products under development; market and other conditions; risks related to our growth strategy; patent and intellectual property matters; our ability to identify, acquire, close and integrate product candidates and companies successfully and on a timely basis; government regulation; competition; as well as other risks described in our SEC filings. These risks have been and may be further impacted by Covid-19 and could be impacted by any future public health risks. Accordingly, these forward-looking statements do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Risks regarding our business are described in detail in our Securities and Exchange Commission (“SEC”) filings which are available on the SEC’s website at www.sec.gov, including in our Annual Report on Form 10-K for the year ended September 30, 2023, filed with the SEC on December 29, 2023, and updated by our subsequent filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof, and we expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law.

Investor Relations for Citius Pharmaceuticals:

Investor Contact:

Ilanit Allen

ir@citiuspharma.com

908-967-6677 x113

Media Contact:

STiR-communications

Greg Salsburg

Greg@STiR-communications.com